UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 11, 2022

Counter Press Acquisition Corporation

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41274	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1981 Marcus Avenue, Suite 227

Lake Success, NY 11042

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (718) 775-3013

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered

Units, each consisting of one Class A ordinary share and one-half of one redeemable warrant	CPAQU	The Nasdaq Stock Market LLC

Class A ordinary shares, par value $0.0001 per share	CPAQ	The Nasdaq Stock Market LLC

Redeemable warrants, each warrant exercisable for one Class A ordinary share at an exercise price of $11.50	CPAQW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

As reported previously in a Current Report on Form 8-K filed by Counter Press Acquisition Corporation, a Cayman Islands exempted company (the “Company”) on February 14, 2021, the Company consummated its initial public offering (the “IPO”) on February 11, 2021, selling 8,625,000 units to the public and generating aggregate gross proceeds of $86,250,000 to the Company from the closing of the IPO.

Simultaneously with the closing of the IPO, the Company completed the private sale (the “Private Placement”) of 471,875 units, in the aggregate, to Counter Press Sponsor LLC, the Company’s sponsor, BTIG, LLC and EarlyBirdCapital, Inc., including 39,375 private units issued in connection with the underwriters’ exercise of their over-allotment option in full, at a purchase price of $10.00 per Private Unit, generating aggregate gross proceeds to the Company of $4,718,750.

Following the closing of the IPO, a total of $87,543,750 was deposited into a segregated account maintained by Continental Stock Transfer & Trust Company, acting as trustee.

An audited balance sheet as of February 11, 2022 reflecting receipt of the proceeds upon consummation of the IPO and the Private Placement has been issued by the Company and is included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibits
99.1	Audited Balance Sheet, as of February 11, 2022

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COUNTER PRESS ACQUISITION CORPORATION

	By:	/s/ Paul Conway
		Name:	Paul Conway
		Title:	Chief Executive Officer

Dated: February 17, 2022